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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                 APRIL 30, 1998
                                (Date of Report)

                            SMITH INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


       DELAWARE                     1-8514                    95-3822631
   (State or other               (Commission                (I.R.S. Employer
   jurisdiction of               File Number)              Identification No.)
   incorporation)


                               16740 HARDY STREET
                                 P.O. BOX 60068
                              HOUSTON, TEXAS 77205
               (Address of principal executive offices) (Zip Code)

                                 (281) 443-3370
                         (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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      ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                        On April 30, 1998, Smith International, Inc. (the "Company") closed the acquisition of Wilson Industries, Inc. ("Wilson"), pursuant to a Merger Agreement dated January 19, 1998 by and among the Company, Wilson and SII Acquisition Corp., a wholly owned subsidiary of the Company ("SII"). The acquisition was completed through the merger (the "Merger") of SII into Wilson, with Wilson surviving as a wholly owned subsidiary of the Company. The shareholders of Wilson approved the Merger at a special meeting on April 27, 1998. Wilson, which operates through Wilson Supply and Houston Engineers, was a privately-held company based in Houston, Texas. Wilson Supply is a U.S.-based stocking distributor of materials for drilling production, refining and petrochemical plants and pipeline operations. Houston Engineers provides drilling and fishing tools and directional drilling services worldwide to the exploration and production industry. The Company issued 7.9 million shares of common stock in exchange for all of the outstanding capital stock of Wilson. Wallace S. Wilson, Chairman of Wilson, will be joining the Board of Directors of the Company. The Merger will be accounted for as a pooling of interest.

                        A copy of the press release announcing the closing of the acquisition is filed as Exhibit 99.1 and is hereby incorporated herein by reference.

      ITEM 5.           OTHER EVENTS

                        On April 20, 1998, the Registrant announced its first quarter earnings for the 1998 fiscal year. A copy of the press release is attached hereto as Exhibit 99.2.

      ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

      (a)       Financial statements of businesses acquired.
               The financial statements of Wilson were filed as part of the Company's Registration Statement on Form S-4 filed March 11, 1998 (Reg. No. 333-47729) and are incorporated herein by reference.

      (b)      Pro forma financial information.
               In accordance with Item 7(b)(2) of Form 8-K, the Company will file the required proforma financial information by amendment to this Form 8-K as soon as practicable, but no later than July 14, 1998.



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      (c)       Exhibits.


              2.1 Merger Agreement dated January 19, 1998 by and among Wilson Industries, Inc., Smith International, Inc. and SII Acquisition Corp. filed as Exhibit 2.1 to the Company's registration statement on Form S-4 dated March 11, 1998 (Reg. No. 333-47729) and incorporated herein by reference.

             99.1   Press Release issued by Registrant dated April 30, 1998.

             99.2 Press Release issued by Registrant dated April 20, 1998 announcing its first quarter earnings for the 1998 fiscal year.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              SMITH INTERNATIONAL, INC.
                                                             (Registrant)



Dated: May 14, 1998                  By: /S/ Neal S. Sutton
                                        ---------------------------------------
                                         Neal S. Sutton,
                                         Senior Vice President - Administration,
                                         General Counsel and Secretary





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                                  EXHIBIT INDEX

      Exhibit
      Page No.                   Description

        2.1 Merger Agreement dated January 19, 1998 by and among Wilson Industries, Inc., Smith International, Inc. and SII
              Acquisition Corp. filed as Exhibit 2.1 to the Company's registration statement on Form S-4 dated March 11, 1998 and incorporated herein by reference.

       99.1   Press Release issued by Registrant dated April 30, 1998.

       99.2 Press Release issued by Registrant dated April 20, 1998 announcing its first quarter earnings for the 1998 fiscal year.